Consent of Ernst & Young LLP, Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-12945 and 333-47253) pertaining to the Employees' Savings Plan of RockShox, Inc. of our report dated April 24, 2000, with respect to the consolidated financial statements and schedule of RockShox, Inc. included in the Annual Report (Form 10-K) for the year ended March 31, 2000.

                               /s/  Ernst  &  Young  LLP

San  Francisco,  California
June   27  ,  2000
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